Exhibit 99.1

PRESS RELEASE

RESOLUTE AND FIBREK COOPERATING FOR SMOOTH TRANSITION

MONTREAL, May 9, 2012 – AbitibiBowater Inc., doing business as Resolute Forest Products (NYSE: ABH) (TSX: ABH), today announced that Fibrek Inc. (TSX: Fibrek) and Resolute are cooperating on an orderly transition to Resolute’s effective control. The goal for both parties is to minimize any disruption to Fibrek’s key relationships, including its employees, customers, suppliers and other partners.

Following the filing of Fibrek’s first quarter 2012 consolidated interim financial statements with the Canadian securities authorities, it announced that each member of the board had stepped down, effective immediately. Resolute is pleased to announce that the principal members of Fibrek’s outgoing management team, including Pierre Gabriel Côté, chief executive officer, and Patsie Ducharme, chief financial officer, have agreed to assist in the transition process as special advisors until May 31, 2012.

“We’re delighted to mark this important step in the integration of Fibrek within the Resolute family,” said Richard Garneau, president and chief executive officer. “While there remains work to be done, the spirit of cooperation we’ve announced today means business as usual for Fibrek’s operations, customers, suppliers and other business partners.”

The departing members of Fibrek’s board were replaced by the following Resolute nominees: Michel Desbiens, Michel Gagnon and Daniel Filion, each of whom will serve as outside director, and Richard Garneau (chair), Jo-Ann Longworth and Jacques P. Vachon. Mr. Garneau is Resolute’s president and chief executive officer, Ms. Longworth is its senior vice president and chief financial officer, and Mr. Vachon is its senior vice president for corporate affairs and chief legal officer.

This new Fibrek board appointed Richard Garneau as president and chief executive officer, Alain Boivin as vice president for operations, Jo-Ann Longworth as vice president and chief financial officer and Jacques P. Vachon as vice president for legal affairs and corporate secretary. Messrs. Boivin, Garneau and Vachon and Ms. Longworth are not entitled to additional compensation for serving as either Fibrek officers or directors.

Mr. Garneau added: “We’ve consistently said that we would remain true to the three themes that underlie Resolute’s strategy: cost-effective operational excellence, disciplined use of capital and strategic development. Increasing our capacity in the growing global pulp market by adding these assets is consistent with our strategy. Resolute is uniquely positioned to generate additional value from these assets by completing their integration.”

Having acquired approximately 63.3% of the currently outstanding shares of Fibrek as of May 4, Resolute also announced today that its offer to acquire the remaining shares of Fibrek will NOT be further extended and will expire definitively on May 17. As further described in the offer circular and other ancillary documentation related to the offer (as amended), Resolute intends to carry out a second step transaction to acquire the Fibrek shares not deposited in the offer. By tendering before the final expiry time, remaining Fibrek shareholders will avoid the risks associated with a potentially illiquid market until Resolute can complete the second step transaction for the remaining Fibrek shares, if at all.

The offer to acquire all of the issued and outstanding shares of Fibrek made by Resolute, together with RFP Acquisition Inc., a wholly-owned subsidiary, is more fully described in the offer circular and other ancillary documentation that Resolute filed on December 15, 2011, on the “SEDAR” website maintained by the Canadian Securities Administrators, as varied and extended. The offer expires at 5:00 p.m. (Eastern time) on May 17, 2012.

BMO Capital Markets acted as Resolute’s financial advisor. Norton Rose Canada and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as Resolute’s legal advisors.

Questions and requests for assistance or further information on how to tender Fibrek common shares to the offer should be directed to, and copies of the above referenced documents may be obtained by contacting, Georgeson at 1-866-598-0048 or by email at askus@georgeson.com.

Important Notice

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Resolute has filed with the SEC a registration statement on Form S-4, as amended, in connection with the proposed transaction with Fibrek. INVESTORS AND SECURITY HOLDERS OF RESOLUTE AND FIBREK ARE URGED TO READ THESE DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents are available free of charge through the web site maintained by the SEC at www.sec.gov, by calling the SEC at telephone number 800-SEC-0330, on SEDAR at www.sedar.com or on Resolute’s website at www.resolutefp.com.

About Resolute Forest Products

Resolute Forest Products is a global leader in the forest products industry with a diverse range of products, including newsprint, commercial printing papers, market pulp and wood products. The Company owns or operates 21 pulp and paper mills and 23 wood products facilities in the United States, Canada and South Korea. Marketing its products in more than 90 countries, Resolute has third-party certified 100% of its managed woodlands to sustainable forest management standards. The shares of Resolute Forest Products, formerly doing business as AbitibiBowater, trade under the stock symbol ABH on both the New York Stock Exchange and the Toronto Stock Exchange.

Resolute and other member companies of the Forest Products Association of Canada, as well as a number of environmental organizations, are partners in the Canadian Boreal Forest Agreement. The group works to identify solutions to conservation issues that meet the goal of balancing equally the three pillars of sustainability linked to human activities: environmental, social and economic. Resolute is also a member of the World Wildlife Fund’s Climate Savers program, in which businesses establish ambitious targets to voluntarily reduce greenhouse gas emissions and work aggressively toward achieving them.

Cautionary Statements Regarding Forward-looking Information

Statements in this press release that are not reported financial results or other historical information of AbitibiBowater Inc., doing business as Resolute Forest Products, are “forward-looking statements” and may be identified by the use of forward-looking terminology such as the words “should”, “would”, “could”, “will”, “may”, “expect”, “believe”, “anticipate”, “attempt”, “project” and other terms with similar meaning indicating possible future events or potential impact on Resolute’s business or shareholders, including future operations following the proposed acquisition of Fibrek. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 do not apply to any forward-looking statements made in connection with an exchange offer.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause Resolute’s actual future financial condition, results of operations and performance to differ materially from those expressed or implied in this press release include, but are not limited to, Resolute Common Stock issued in connection with the proposed acquisition may have a market value lower than expected, the businesses of Resolute and Fibrek may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, the possible delay in the completion of the steps required to be taken for the eventual combination of the two companies, including the possibility that approvals or clearances required to be obtained from regulatory and other agencies and bodies will not be obtained in a timely manner, disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees and suppliers, and all other potential risks and uncertainties set forth under the heading “Risk Factors” in Part I, Item 1A of Resolute’s annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC and Resolute’s other filings with the Canadian securities regulatory authorities.

All forward-looking statements in this press release are expressly qualified by the cautionary statements contained or referred to above and in Resolute’s other filings with the SEC and the Canadian securities regulatory authorities. Resolute disclaims any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.

CONTACTS

Investors	Media and Others

Rémi G. Lalonde	Xavier Van Chau
Vice President, Investor Relations	Director, Communications and
514 394-2345	Corporate Social Responsibility
ir@resolutefp.com	514-394-3611
xavier.vanchau@resolutefp.com